                                                                   EXHIBIT 10.40

                        Schedule of Securitization Pools
               Being Serviced by New Century Mortgage Corporation
                             as of January 31, 1999

    Date of
 Securitization   Name of Trust   Underwriter   Balance at 1/31/99   Sub-Servicer
---------------   -------------   -----------   ------------------   ------------
     2/27/97        1997-NC1        Salomon           $ 37,738,703      Advanta
     5/25/97        1997-NC2        Salomon           $ 61,112,161      Advanta
     6/28/97        1997-NC3        Salomon           $ 52,677,964      Advanta
     8/28/97        1997-NC4        Salomon           $159,560,939      Advanta
     9/24/97        1997-NC5       Greenwich          $130,503,291      Advanta
    12/25/97        1997-NC5        Salomon           $128,058,209        None
    12/25/97        1997-NC6       Greenwich          $128,058,209        None
    12/25/97        1998-NC1        Salomon           $270,710,535        None
     3/25/98        1998-NC3        Salomon           $446,830,937        None
     6/25/98        1998-NC4        Salomon           $281,669,973        None
    12/24/98        1998-NC5        Salomon           $894,533,752        None
     9/26/98        1998-NC6        Salomon           $248,817,747        None
    12/24/98        1998-NC7        Salomon           $697,027,405        None